Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/25/08
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul MN, 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Certificate
98,055,163.58
1,100,000,000.00
111,968,146.88
733,512.61
4,107,466.95
0.00
4,840,979.56
107,860,679.93
402,268.99
4.02268990
Balance
98.05516358
9,805,516.35
98.05516350
Total
Distribution
4,014,900.16
4.01490016
3.73406090
Unpaid
Principal
Amount
0.00
0.00
Principal
3,734,060.86
3.73406086
373,406.09
Interest
280,839.30
0.28083930
28,862.90
0.28862900
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
101,789,224.44
101.78922444
10,178,922.44
Cusip
101.78922440
Original
Certificate
Balance
1,000,000,000.00
Factors per Thousand
3.425000%
A-2
A-1
92975QAA8
92975QAB6 3.520000%
Ending
Factors per Thousand
Certificate
Rate
Class
Certificate
n/a 0.000000% 0.00 15,223,907.41 423,810.41 0.00 0.00 423,810.41 15,170,673.02
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/25/08
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
60 Livingston Ave.
Raymond Strawn
St. Paul MN, 55107
Wells Fargo
www.usbank.com/abs
raymond.strawn@wellsfargo.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 33,496,888.87 -1,841,955.66 1,294,637.42 0.00 -547,318.24 32,949,570.63
0.00
33,496,888.87
-1,841,955.66
1,294,637.42
0.00
-547,318.24
32,949,570.63
- Page 2 -
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
Cusip
92975QAA8
92975QAB6
3.13500%
3.52000%
Period
29/360
29/360
Aaa AAA
Aaa AAA
- -
Moody's
Margin
0.29000%
Accrual
0.00000%
n/a Certificate
A-1
A-2
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- - - -
n/a
n/a
- Page 3 -
Bond Interest Information
0.00
0.00 92975QAB6 28,862.90 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975QAA8 0.00 0.00 A-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
280,839.30
A-2
Class
- Page 4 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
4,907,972.27
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,107,466.95
800,505.32
0.00
0.00
Collection Activity
4,107,466.95
0.00
0.00
800,505.32
- Page 5 -
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
16.282%
160
73
32.559%
-
-
6,797,007.11
1,100,011,119.68
22,971
4.407%
233
15,223,907.41
15,170,673.02
0.00
53,234.39
Collateral Information
3,087,801.80
127,192,054.29
123,031,352.95
53,234.39
- Page 6 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
0.00
0.00
0.00
0.00
Additional Account Activity
0.00
0.00
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
0.00 0
%
0.966%
0.000%
1,297,007.11
3,971,573.31
%
1.100%
3.228%
0.532%
0.379%
0.009%
0.154%
Delinquency Information
1.054%
654,561.94
466,116.12
10,762.26
4
1
5
20
190,024.37
73
31
12
$
%
$
#
#
23 1,188,507.27
#
$
1,353,101.51
- Page 8 -
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses to Certificateholders
Additional Balance Increase Amount payable
Total Fees from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No) Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Yes
0.00
No
No
0.00
0.00
No
No
Yes
Additional Information
3,303,107.71
0.00
0.00
Additional Reporting Items
0.00
0.281%
Amortization Period
52,996.69
13,996.02
0.00
0.00
0.00
66,992.71
9.1%
Yes
Yes
12.848%
12.446%
11.874%
90.9%
- Page 9 -